OPPENHEIMER CASH RESERVES

Supplement dated June 1, 2015 to the

Prospectus and Statement of Additional Information dated October 28, 2014

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Cash Reserves (the “Fund”), each dated October 28, 2014 and is in addition to any other supplement.

Effective immediately:

1.	The section titled “Minimum Account Balance” on page 11 of the Prospectus, is deleted in its entirety and is replaced with the following:

Minimum Account Balance. The minimum account balance on Fund accounts is $500. Small accounts may be redeemed by the Fund if the value has fallen below $500.

June 1, 2015	PS0760.042